Second Quar ter 2024 Earn ings Presentat ion August 8, 2024

Disclaimer Forward-Looking Statements. This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact included in this presentation are forward-looking statements, including, but not limited to, the Company’s financial results, future financial position, expected growth of cash flows, business strategy, budgets, projected costs, projected capital expenditures, taxes, plans, objectives, potential synergies, industry trends and growth opportunities. Forward-looking statements discuss the Company’s current expectations and projections relating to its financial operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “outlook,” “potential,” “project,” “projection,” “plan,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other similar expressions. All forward- looking statements are expressly qualified in their entirety by these cautionary statements. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. While Hydrofarm believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, most prominently, the risks discussed under the heading “Risk Factors” in the Company’s latest annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”). Such forward-looking statements are made only as of the date of this presentation. All of the Company’s SEC filings are available online at www.sec.gov. Hydrofarm undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward- looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. Projected Financial Information. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Non-GAAP Financial Information. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation. 2

Business Over v iew

Second Quarter 2024: Key Profitability Metrics Remain On Track Net Sales on track to achieve our full year outlook • Seven consecutive months of sequential net sales growth Nov’23 through May’24 • Q2 industry demand levels were generally in-line with our internal expectations Positive Adjusted EBITDA in Q2’24 and in 4 of the last 5 quarters • Q2’24 Adjusted EBITDA of $1.7MM vs. $2.5MM last year / challenging comp quarter • Adjusted SG&A expense decreased by 20% versus Q2’23 Progress continues on several cost saving initiatives • Completed sale of durable manufacturing assets in May to reduce fixed costs • Completed nutrient manufacturing consolidation in June to reduce fixed costs • Initiated shutdown of grow media facility to reduce fixed costs • Initiated assessment of Distribution Center utilization as path to rightsizing our DC network Reaffirming our Outlook for 2024 Adjusted Gross Profit, Adjusted SG&A Expense and Adjusted EBITDA are non-GAAP measures. Please see appendix for reconciliation of non-GAAP to GAAP measures. 4

2024 Strategic Priorities  Positioning brand and product portfolio for potential industry catalysts  Focusing on diverse revenue streams  Driving improved sales mix via Proprietary Brands  Continue right-sizing our cost structure  Further improving our Adjusted EBITDA margin 5 Adjusted Gross Profit, Adjusted SG&A Expense and Adjusted EBITDA are non-GAAP measures. Please see appendix for reconciliation of non-GAAP to GAAP measures.

F inanc ia l Over v iew

Financial Summary Adjusted Gross Profit, Adjusted SG&A and Adjusted EBITDA are non-GAAP measures. Please see appendix for reconciliation of non-GAAP to GAAP measures. 7

Solid Q2’24 Performance vs. Challenging Q2’23 Lap Adjusted Gross Profit and Adjusted EBITDA are non-GAAP measures. AGPM% refers to 'Adjusted Gross Profit Margin’. Please see appendix for reconciliation of non-GAAP to GAAP measures. Q2 Adjusted Gross Profit Margin % Lapped Q2’23, highest AGPM% quarter since IPO • Favorable weather in Canada led to early Peat harvest • Strong mix of high-margin Proprietary Consumables products • Factors above contributed to stronger manufacturing productivity in Q2’23 Positive Adjusted EBITDA despite Lower Sales Level • +20% SG&A savings in Q2’24 vs. Q2’23 • Savings experienced against wide variety of SG&A items • Aided by restructuring and cost savings initiatives 8 Q2 Adjusted EBITDA %

Perspective on our Adjusted Gross Profit Margin Trend



Quarterly Adjusted Gross Profit Margin
+794 bps
+436 bps
-400 bps
+131 bps
-93 bps
+98 bps
22.6%
27.0%
23.0%
24.3%
23.4%
24.4%
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
bps indicates sequential quarterly increase or decrease



Annual Adjusted GPM% Since IPO
18.8%
22.9%
14.0%
24.3%
23.9%
2020
2021
2022
2023
2024 YTD

Sequential Adj Gross Profit Margin Improvement

- Favorable sales mix and restructuring/related cost saving initiatives driving significant sequential improvement since Q1 2023
- Q2'24 represents the third best quarterly AGPM% since IPO

Sales Mix Helping Drive Adjusted GPM% Increase

- Proprietary brand mix % improved from ~35% in FY'20 to ~57% in YTD'24
- Opportunity to improve YoY Adjusted GPM% for the FY'24
- FY'22 impacted by significant inventory write-downs (not adjusted)

Adjusted Gross Profit and Adjusted EBITDA are non-GAAP measures. AGPM% refers to 'Adjusted Gross Profit Margin'. Please see appendix for reconciliation of non-GAAP to GAAP measures.

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Liquidity and Cash Flow Remain Strong 'Total Debt' is defined as Term Loan debt principal outstanding plus finance leases and other debt. Net Debt, Liquidity and Free Cash Flow are non-GAAP measures. Please see appendix for reconciliation of non-GAAP to GAAP measures. Cash and cash equivalents $30.3MM Total Debt $128.8MM Net Debt $98.5MM Net Cash From Operations $3.8MM Capital Expenditures ($0.4)MM Free Cash Flow $3.4MM 10 Balance Sheet Highlights as of June 30, 2024 Cash Flow Highlights 3 months ended June 30, 2024

Revolving Line of Credit  $55MM Total Facility Size  $0MM Drawn and $20MM (estimated) available as of 6/30/24  Adjusted Term SOFR Rate + grid-based spread  Availability varies with borrowing base  Matures June 2026 Senior Secured Term Loan  $120.2MM in principal outstanding as of 6/30/24  Adjusted Term SOFR Rate + 5.50%  No financial maintenance covenants  Principal amortizes 0.25% per quarter until October 2028  Proceeds from asset sales subject to debt payment provisions*  0% call premium after October 25, 2023  Matures October 2028 NOTE: Debt maturities schedule includes remaining 2024 estimated long-term debt principal payments, as of 6/30/2024. * The 2023 Eugene property sale-leaseback and the 2024 Asset Sale are subject to the Term Loan reinvestment provisions, further described in our Form 10-Q and Form 10-K filings. 11 Debt Details Un-utilized Revolving Credit facility and Covenant-light Term Loan that does not mature until 2028 $0.9 $1.3 $1.3 $1.3 $115.6 2024 2025 2026 2027 2028 Term Loan Maturities Schedule ($ in MMs as of 6/30/2024)

Reaffirming Fiscal 2024 Outlook on Key Metrics

HYDROFARM

Reaffirming 2024 Full Year Outlook

Metric	Drivers	2024 Full Year Outlook
1 **Net Sales**	• Proprietary brand mix % to increase as % of total sales • Improving revenue diversity	**Decline low to high teens in % terms**
2 **Adjusted EBITDA**	• Productivity in manufacturing and distribution centers • SG&A savings to more than offset growth/productivity investments • Minimal non-restructuring inventory reserves or related charges	**Positive Adjusted EBITDA for the Full Year**
3 **Free Cash Flow**	• Further reduce inventory and working capital levels • Capital expenditures, primarily growth/productivity, of between \$3.5MM to 4.5MM, compared to prior expectation of \$4.0MM to \$5.0MM	**Positive Free Cash Flow for Full Year**

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Appendix

Branded manufacturer and distributor serving the CEA market

Adding value within a complex value chain with barriers to entry

HYDROFARM

Hydrofarm's Value Proposition

Proprietary brands

Over 40 brands, including:

PHOTOBIO, Innovative Growers Equipment, Active aqua, roots organics, House & Garden, Aurora Peat Products, Grotek Science for Plants, Heavy 16

Preferred & Distributed brands

Over 100 brands, including:

Foxfarm, Gavita/anden, grodan, Hurricane, Quest, Advanced Nutrients, PRO-MIX

Full Solution Provider

Infrastructure to service 90% of US population within 48 hours

- **B2B eCommerce platform**
- **Just-in-time delivery**
- **Co-Manufacturing capabilities**
- **Technical specialists advising customers & end users**
- **Superior customer service**
- **Inventory management capabilities**

Selling to a fragmented customer base...

Specialty hydroponic retailers

Greencoast Hydroponics, GrowersHouse, GrowGeneration

Garden centers / retail

nurseryland, Ace Hardware, Canadian Tire

eCommerce

amazon, Spreetail, Hydrobuilder

Greenhouse / channel partners

BFG Supply Co., Griffin

...that reaches an evolving mix of end users

Commercial growers

Food & floral: Monterey Mushrooms, Giorgio, 80 Acres Farms, Freight Farms, plenty

Cannabis: Good Day Farm, Dr. Robb Farms, Super Farm

Individuals

Consumer gardeners & hobbyists

Source: Company Information

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Leadership combines industry & consumer brands know-how

HYDROFARM

Proven management team with deep experience base



Bill Toler
Chairman &
Chief Executive Officer

Prior:
Hostess, AdvancePierre, Nabisco, Campbell's, P&G, Pinnacle



John Lindeman
EVP & Chief Financial Officer

Prior:
Calavo, STIFEL, Janney, pwc



Mark Parker
EVP, Business Development

Prior:
Campbell's, Pinnacle, Reckitt & Colman, IQ Solutions, LLC



Laura Harvey
SVP, General Manager Canada

Prior:
epsilon Healthcare, Oldcastle BuildingEnvelope



Eric Ceresnie
SVP, Corporate Dev.
& International Markets

Prior:
Hawthorn, Monomoy Capital Partners, EY, ATKearney

Diverse board with relevant experience



Renah Persofsky
Vice Chair & Lead Director, Tilray

Prior:
Tilray, CIBC



Susan Peters
Former SVP HR, General Electric

Prior:
General Electric, Loews



Rick Moss
Former CFO, Hanesbrands

Prior:
Hanes Brands Inc, Chattem



Patrick Chung
VP Finance, CentreCourt

Prior:
SPE, Deloitte.



Melisa Denis
Retired Lead Partner, KPMG

Prior:
KPMG, enactus

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Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures

($ in thousands)

	Three months ended June 30, 2024	Three months ended June 30, 2023	Six months ended June 30, 2024	Six months ended June 30, 2023
Reconciliation of Adjusted Gross Profit:				
Gross Profit (GAAP)	10,851	14,473	21,776	25,854
Depreciation, depletion and amortization	1,608	1,826	3,257	3,281
Restructuring expenses[1]	890	720	981	1,957
Adjusted Gross Profit (Non-GAAP)	13,349	17,019	26,014	31,092
As a percent of net sales:				
Gross Profit Margin (GAAP)	19.8%	23.0%	20.0%	20.6%
Adjusted Gross Profit Margin (Non-GAAP)	24.4%	27.0%	23.9%	24.8%

	Three months ended June 30, 2024	Three months ended June 30, 2023	Six months ended June 30, 2024	Six months ended June 30, 2023
Reconciliation of Adjusted SG&A:				
Selling, general and administrative (GAAP)	18,659	23,468	38,280	47,899
Depreciation, depletion and amortization	6,168	6,424	12,404	12,976
Restructuring expenses[1]	37	68	84	242
Stock-based compensation[2]	769	1,819	1,637	3,026
Severance and other[3]	61	589	195	884
Adjusted SG&A (Non-GAAP)	11,624	14,568	23,960	30,771
As a percent of net sales:				
SG&A (GAAP)	34.1%	37.2%	35.1%	38.2%
Adjusted SG&A (Non-GAAP)	21.2%	23.1%	22.0%	24.6%

	Three months ended June 30, 2024	Three months ended June 30, 2023	Six months ended June 30, 2024	Six months ended June 30, 2023	LTM ended June 30, 2024
Reconciliation of Adjusted EBITDA:					
Net loss (GAAP)	(23,450)	(12,865)	(36,058)	(29,714)	(71,157)
Interest expense	3,811	3,768	7,742	7,460	15,724
Income tax expense (benefit)	390	(318)	586	(171)	544
Depreciation, depletion and amortization	7,776	8,250	15,661	16,257	31,479
Restructuring expenses[1]	927	788	1,065	2,199	10,135
Stock-based compensation[2]	769	1,819	1,637	3,026	3,725
Severance and other[3]	61	589	195	884	770
Other (income) expense, net[4]	(79)	420	(294)	380	(792)
Loss on asset disposition[5]	11,520	-	11,520	-	11,520
Acquisition and integration expenses	-	-	-	-	51
Adjusted EBITDA (Non-GAAP)	1,725	2,451	2,054	321	1,999
As a percent of net sales:					
Net loss (GAAP)	-42.8%	-20.4%	-33.1%	-23.7%	
Adjusted EBITDA (Non-GAAP)	3.1%	3.9%	1.9%	0.3%	

	Three months ended June 30, 2024	Three months ended June 30, 2023	Six months ended June 30, 2024	Six months ended June 30, 2023
Reconciliation of Free Cash Flow[6]:				
Net cash from operating activities (GAAP)[6]:	3,784	9,911	1,487	961
Capital expenditures of property, plant and equipment (GAAP)	(368)	(1,653)	(1,810)	(3,306)
Free Cash Flow (Non-GAAP)[6]:	3,416	8,258	(323)	(2,345)

1. For the three and six months ended June 30, 2024, restructuring expenses related primarily to manufacturing facility consolidations, and the charges incurred to relocate and terminate certain facilities. For the three and six months ended June 30, 2023, restructuring expenses related primarily to the relocation and termination of certain facilities in Canada and the closure of the Company's supply chain management office in China.
2. Includes stock-based compensation and related employer payroll taxes on stock-based compensation for the periods presented.
3. For the three and six months ended June 30, 2024, Severance and other charges primarily related to estimated legal costs related to certain litigation and severance charges. For the three and six months ended June 30, 2023, Severance and other charges primarily related to workforce reductions, and charges in conjunction with a sale-leaseback transaction during the first quarter of 2023.
4. Other income, net related primarily to foreign currency exchange rate gains and losses and other non-operating income and expenses. For the three and six months ended June 30, 2023, Other expense, net also included charges from Amendment No. 1 to the Term Loan.
5. Loss on asset disposition for the three and six months ended June 30, 2024, relates to the IGE Asset Sale.
6. The total gross proceeds associated with the IGE Asset Sale were $8.7 million, of which the Company estimated and classified $5.0 million in Net cash from operating activities, and $3.7 million in Investing activities, as these cash flows were associated with the sale of inventory and property, plant and equipment, respectively. The cash proceeds classified within Net cash from operating activities were partially offset by $1.3 million cash paid to terminate the associated facility lease and cash transaction costs paid during the period. As a result, the Asset Sale contributed an estimated $3.5 million to Net cash from operating activities and Free Cash Flow during the three and six months ended June 30, 2024. In addition, in connection with the Asset Sale, the Company paid $0.7 million to terminate certain equipment finance leases and classified this cash outflow within Financing activities for the three and six months ended June 30, 2024. In total, the IGE Asset Sale contributed net cash proceeds, after repayment of certain lease liabilities and transaction expenses, of an estimated $6.3 million. In 2023, gross proceeds of $8.6 million received during the three months ended March 31, 2023 from a sale-leaseback of real estate located in Eugene, Oregon, was classified as a Financing activity and is not reflected in Net cash from operating activities or Free Cash Flow in the prior year period.

We define **Adjusted EBITDA** (non-GAAP) as net loss (GAAP) excluding interest expense, income taxes, depreciation, depletion and amortization, stock-based compensation including employer payroll taxes on stock-based compensation, restructuring charges which represent fundamental changes to our operations, and other non-cash, unusual and/or infrequent costs (i.e., impairments, severance, loss on asset disposition, acquisition and integration expenses, distribution center exit costs, and other income/expense, net), which we do not consider in our evaluation of ongoing operating performance.

We define **Adjusted Gross Profit** (non-GAAP) as gross profit (GAAP) excluding depreciation, depletion, and amortization, restructuring charges, and other non-cash, unusual and/or infrequent costs (i.e., severance and other expenses, and acquisition and integration expenses), which we do not consider in our evaluation of ongoing operating performance.

We define **Adjusted SG&A** (non-GAAP) as SG&A (GAAP) excluding depreciation, depletion, and amortization, stock-based compensation including employer payroll taxes on stock-based compensation, restructuring charges, and other non-cash, unusual and/or infrequent costs (i.e., severance and other expenses, acquisition and integration expenses, and distribution center exit costs), which we do not consider in our evaluation of ongoing operating performance.

We define **Free Cash Flow** (non-GAAP) as Net cash from (used in) operating activities less capital expenditures for property, plant and equipment. We believe this provides additional insight into the Company's ability to generate cash and maintain liquidity. However, Free Cash Flow does not represent funds available for investment or other discretionary uses since it does not deduct cash used to service our debt or other cash flows from financing activities.

We define **Liquidity** as total cash, cash equivalents and restricted cash, plus available borrowing capacity on our Revolving Credit Facility.

We define **Net Debt** as total debt principal outstanding plus finance lease liabilities, less cash, cash equivalents and restricted cash, if applicable.

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